Share-Based Compensation	12 Months Ended
Jun. 30, 2025
Share-Based Compensation [Abstract]
SHARE-BASED COMPENSATION
17.	SHARE-BASED COMPENSATION

Currently, the Group does not maintain any recurring stock-based incentive program, except for the one-off share-based payment to an external capital market advisor in June, 2025. This one-off share-based payment relates to 200,000 ordinary shares issued to J.V.B. Financial Group, LLC, as an advisory fee for services provided during the closing of Business Combination. These shares were granted on June 30, 2025, following the consummation of the Business Combination on June 27, 2025, and were fully vested on the grant date. The fair value of the ordinary shares granted was the closing prices prevailing on the grant date. The Group recognized share-based compensation expenses of US$1,800,000, nil and nil for the years ended June 30, 2025, 2024 and 2023, respectively.